Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, David P. Eichler, the Interim Chief Financial Officer of Marvell Technology Group Ltd. (the “Registrant”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

(i)	the Annual Report of the Registrant on Form 10-K for the fiscal year ended January 30, 2016 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 21, 2016	By:	/s/ DAVID P. EICHLER
David P. Eichler Interim Chief Financial Officer (Principal Financial Officer)